Summary Prospectus November 1, 2009 American Century Investments® Global Gold Fund
Investor Class: BGEIX Institutional Class: AGGNX	A Class: ACGGX B Class: AGYBX (closed after December 1, 2009)	C Class: AGYCX R Class: AGGWX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold..

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated November 1, 2009, as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated June 30, 2009. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges on page 55 of the statement of additional information. Effective December 1, 2009, the fund’s B Class shares are not available for purchase, except through exchanges and dividend reinvestments.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	B	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%	1.00%	None
Maximum Account Maintenance Fee	$25(2)	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged)	1.00%	1.00%	None	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	B	C	R
Management Fee	0.69%	0.49%	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

1	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

2	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated), that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$72	$224	$390	$871
Institutional Class	$51	$161	$280	$629
A Class	$667	$861	$1,071	$1,674
B Class	$573	$837	$1,024	$1,808
B Class (if shares not redeemed)	$173	$537	$924	$1,808
C Class	$173	$537	$924	$2,007
R Class	$123	$382	$660	$1,454

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

The fund invests at least 80% of its assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold. The portfolio managers use quantitative management techniques and fundamental stock selection in a two-step process to construct the portfolio of stocks for the fund. First, the managers select stocks based on several valuation criteria, without comparing the fund’s holdings to the holdings of an index or benchmark. Second, the managers use a quantitative model to assess the fund’s risk characteristics relative to its benchmark and help the managers build a portfolio of stocks that they believe will provide the optimal balance between risk and expected return.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund's principal risks include

•
Gold Stocks — Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

•
Nondiversification — The fund is classified as nondiversified. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund's share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.

▶	A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

•
Concentration Risk — The fund concentrates its investments in a specific area and therefore may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

•
Foreign Securities Risk — The fund invests primarily in foreign securities, which are generally riskier than U.S. stocks. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•
Currency Risk — Because the fund invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•	Market Risk — The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund's shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investment in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The Fund Benchmark is a proprietary benchmark designed to reflect the entire gold market. This custom benchmark is composed of approximately 70% North American, 20% African and 10% Australian gold company stocks. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

 Highest Performance Quarter
(1Q2002): 40.19%

Lowest Performance Quarter
(3Q2008): -29.72%

As of September 30, 2009, the
most recent calendar quarter end,
the fund's Investor Class
year-to-date return was 36.61%.

For the calendar year ended December 31, 2008	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	-27.20%	4.77%	12.20%	3.44%	08/17/1988
Return After Taxes on Distributions	-28.57%	4.27%	11.74%	—	08/17/1988
Return After Taxes on Distributions and Sale of Fund Shares	15.98%	4.03%	10.80%	—	08/17/1988
Institutional Class Return Before Taxes	-27.01%	—	—	-19.88%	09/28/2007
A Class(1) Return Before Taxes	-31.50%	3.30%	11.29%	7.75%	05/06/1998
B Class Return Before Taxes	-31.90%	—	—	-24.23%	09/28/2007
C Class Return Before Taxes	-27.91%	—	—	-20.84%	09/28/2007
R Class Return Before Taxes	-27.52%	—	—	-20.42%	09/28/2007
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-40.71%	-0.51%	-0.64%	5.54%(2)	—
Fund Benchmark (reflects no deduction for fees, expenses or taxes)	-25.99%	5.14%	12.42%	4.00%(2)	—
NYSE Arca Gold Miners Index(3) (reflects no deduction for fees, expenses or taxes)	-26.79%	N/A	N/A	N/A	—

1	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

2	Reflects benchmark performance since the date closest to the Investor Class’s inception for which data is available.

3
The fund’s benchmark changed from the custom fund benchmark to the NYSE Arca Gold Miners Index.  The fund's investment advisor believes that this index better represents the fund’s portfolio composition. NYSE Arca Gold Miners Index benchmark data is first available as of February 1, 2005.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1992.

Joseph B. Sterling, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1995.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations). Broker-dealer sponsored wrap program accounts, fee based accounts, and employer-sponsored retirement plan accounts do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts is $2,000 unless the account is opened through a financial intermediary.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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